SUPPLEMENT DATED NOVEMBER 14, 2025 TO THE PROSPECTUS
DATED FEBRUARY 1, 2025, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck Robotics ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective December 19, 2025 (the “Effective Date”), MarketVector Indexes GmbH will implement changes to the BlueStar® Robotics Index, the Fund’s benchmark index. In connection with changes to the BlueStar® Robotics Index, the Fund will experience higher portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

Accordingly, on the Effective Date, the Fund’s disclosure will be modified as follows:

The fifth paragraph in the section entitled “BlueStar® Robotics Index” in the Prospectus will be deleted in its entirety and replaced with the following:

The Index will be weighted as follows:
a.Tier 1 – 60% weight,
b.Tier 2 – 20% weight, and
c.Tier 3 – 20% weight.

Please retain this supplement for future reference.